SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - August 25, 2004
                        --------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of June 30, 2004, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2004-3)
             (Exact Name of Registrant as specified in its charter)



        Delaware                  333-104580-05                 52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 8.01.        Other Events.
------------------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3,
M-4, B-1 and B-2 Certificateholders with respect to the August 25, 2004 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        POPULAR ABS, INC.


                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins
                                           Executive Vice President and CFO


Dated:  August 26, 2004

                                                                     Page 1 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates Series 2004-3
                        Statement to Certificateholders
                                August 25, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                        ENDING
              FACE          PRINCIPAL                                                 REALIZED DEFERRED     PRINCIPAL
CLASS        VALUE           BALANCE        PRINCIPAL      INTEREST       TOTAL        LOSES   INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------
AF1    149,220,000.00    149,220,000.00   4,321,063.51    217,916.29    4,538,979.80      0.00    0.00   144,898,936.49
AF2     37,640,000.00     37,640,000.00           0.00    119,193.33      119,193.33      0.00    0.00    37,640,000.00
AF3     45,490,000.00     45,490,000.00           0.00    161,679.04      161,679.04      0.00    0.00    45,490,000.00
AF4     43,000,000.00     43,000,000.00           0.00    182,750.00      182,750.00      0.00    0.00    43,000,000.00
AF5     17,629,000.00     17,629,000.00           0.00     83,737.75       83,737.75      0.00    0.00    17,629,000.00
AF6     20,700,000.00     20,700,000.00           0.00     87,285.00       87,285.00      0.00    0.00    20,700,000.00
AV1    179,385,000.00    179,385,000.00   3,618,364.24    288,278.12    3,906,642.36      0.00    0.00   175,766,635.76
AV2     34,668,000.00     34,668,000.00   1,498,170.73     56,348.30    1,554,519.03      0.00    0.00    33,169,829.27
M1      41,040,000.00     41,040,000.00           0.00    194,940.00      194,940.00      0.00    0.00    41,040,000.00
M2      34,580,000.00     34,580,000.00           0.00    164,255.00      164,255.00      0.00    0.00    34,580,000.00
M3      10,340,000.00     10,340,000.00           0.00     49,115.00       49,115.00      0.00    0.00    10,340,000.00
M4       8,730,000.00      8,730,000.00           0.00     41,467.50       41,467.50      0.00    0.00     8,730,000.00
B1       8,080,000.00      8,080,000.00           0.00     23,576.38       23,576.38      0.00    0.00     8,080,000.00
B2       6,790,000.00      6,790,000.00           0.00     24,480.46       24,480.46      0.00    0.00     6,790,000.00
B3       7,110,000.00      7,110,000.00           0.00     32,151.67       32,151.67      0.00    0.00     7,110,000.00
R                0.00              0.00           0.00          0.00            0.00      0.00    0.00             0.00
-----------------------------------------------------------------------------------------------------------------------
TOTALS 644,402,000.00    644,402,000.00   9,437,598.48  1,727,173.84   11,164,772.32      0.00    0.00   634,964,401.52
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
X      637,292,000.00    637,292,000.00           0.00          2.32            2.32      0.00    0.00   638,529,196.02
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------
AF1     294751ER9       1,000.00000000  28.95766995     1.46036919      30.41803914       971.04233005  AF1 1.593130 %
AF2     294751ES7       1,000.00000000   0.00000000     3.16666658       3.16666658     1,000.00000000  AF2 3.800000 %
AF3     264751ET5       1,000.00000000   0.00000000     3.55416663       3.55416663     1,000.00000000  AF3 4.265000 %
AF4     294751EU2       1,000.00000000   0.00000000     4.25000000       4.25000000     1,000.00000000  AF4 5.100000 %
AF5     294751EV0       1,000.00000000   0.00000000     4.75000000       4.75000000     1,000.00000000  AF5 5.700000 %
AF6     294751EW8       1,000.00000000   0.00000000     4.21666667       4.21666667     1,000.00000000  AF6 5.060000 %
AV1     294751EX6       1,000.00000000  20.17094094     1.60703582      21.77797675       979.82905906  AV1 1.753130 %
AV2     264751EY4       1,000.00000000  43.21480126     1.62536922      44.84017047       956.78519874  AV2 1.773130 %
M1      294751EZ1       1,000.00000000   0.00000000     4.75000000       4.75000000     1,000.00000000  M1  5.700000 %
M2      294751FA5       1,000.00000000   0.00000000     4.75000000       4.75000000     1,000.00000000  M2  5.700000 %
M3      294751FB3       1,000.00000000   0.00000000     4.75000000       4.75000000     1,000.00000000  M3  5.700000 %
M4      294751FC1       1,000.00000000   0.00000000     4.75000000       4.75000000     1,000.00000000  M4  5.700000 %
B1      294751FD9       1,000.00000000   0.00000000     2.91786881       2.91786881     1,000.00000000  B1  3.183130 %
B2      294751FE7       1,000.00000000   0.00000000     3.60536966       3.60536966     1,000.00000000  B2  3.933130 %
B3      294751FF4       1,000.00000000   0.00000000     4.52203516       4.52203516     1,000.00000000  B3  4.933130 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS                  1,000.00000000  14.64551395     2.68027387      17.32578782       985.35448605
--------------------------------------------------------------------------------------------  ----------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A       1,000.00000000   0.00000000     0.00000364       0.00000364     1,001.94133305  X   0.000004 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                            4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4484 / Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
--------------------------------------------------------------------------------

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JPMORGAN         Copyright (R) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 8
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          Equity One Mortgage Pass-Through Certificates Series 2004-3
                                August 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           461,071.39
                                Group I Curtailments                   31,298.64
                                Group I Prepayments                 3,087,175.44
                                Group I Repurchases                         0.00
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal        158,575.96
                                Group II-A Curtailments                 7,905.15
                                Group II-A Prepayments              2,830,952.11
                                Group II-A Repurchases                      0.00
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal         31,560.84
                                Group II-B Curtailments                 6,590.19
                                Group II-B Prepayments              1,202,925.44
                                Group II-B Repurchases                      0.00
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 1,619,543.32

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          217,916.29
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          119,193.33
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          161,679.04
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4          182,750.00
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AF-5           83,737.75
                                Unpaid Interest - AF-5                      0.00
                                Remaining Unpaid Interest - AF-5            0.00

                                Interest Distribution - AF-6           87,285.00
                                Unpaid Interest - AF-6                      0.00
                                Remaining Unpaid Interest - AF-6            0.00

                                Interest Distribution - AV-1          288,278.12

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                                                                     Page 3 of 8
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          Equity One Mortgage Pass-Through Certificates Series 2004-3
                                August 25, 2004
--------------------------------------------------------------------------------

                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - AV-2           56,348.30
                                Unpaid Interest - AV-2                      0.00
                                Remaining Unpaid Interest - AV-2            0.00

                                Interest Distribution - M-1           194,940.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           164,255.00
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - M-3            49,115.00
                                Unpaid Interest - M-3                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - M-4            41,467.50
                                Unpaid Interest - M-4                       0.00
                                Remaining Unpaid Interest - M-4             0.00

                                Interest Distribution - B-1            23,576.38
                                Unpaid Interest - B-1                       0.00
                                Remaining Unpaid Interest - B-1             0.00

                                Interest Distribution - B-2            24,480.46
                                Unpaid Interest - B-2                       0.00
                                Remaining Unpaid Interest - B-2             0.00

                                Interest Distribution - B-3 32,151.67
                                Unpaid Interest - B-3                       0.00
                                Remaining Unpaid Interest - B-3             0.00

                        Interest Reductions
                                Net Prepayment Interest Shortfalls 0.00
                                Relief Act Reductions                       0.00

                                Class AF-1 Interest Reduction               0.00
                                Class AF-2 Interest Reduction               0.00
                                Class AF-3 Interest Reduction               0.00
                                Class AF-5 Interest Reduction               0.00
                                Class AF-4 Interest Reduction               0.00
                                Class AF-6 Interest Reduction               0.00
                                Class AV-1 Interest Reduction               0.00
                                Class AV-2 Interest Reduction               0.00
                                Class M-1 Interest Reduction                0.00
                                Class M-2 Interest Reduction                0.00
                                Class M-3 Interest Reduction                0.00

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                                                                     Page 4 of 8
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          Equity One Mortgage Pass-Through Certificates Series 2004-3
                                August 25, 2004
--------------------------------------------------------------------------------

                                Class M-4 Interest Reduction                0.00
                                Class B-1 Interest Reduction                0.00
                                Class B-2 Interest Reduction                0.00
                                Class B-3 Interest Reduction                0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AF-5 Available Funds Shortfall        0.00
                                Class AF-6 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class AV-2 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class M-4 Available Funds Shortfall         0.00
                                Class B-1 Available Funds Shortfall         0.00
                                Class B-2 Available Funds Shortfall         0.00
                                Class B-3 Available Funds Shortfall         0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    432,292,567.36
                                Group I Ending Pool Balance 4      28,713,021.89
                                Group II-A Beginning Pool Balance 179,385,762.97
                                Group II-A Ending Pool Balance    176,388,329.75
                                Group II-B Beginning Pool Balance  34,668,920.86
                                Group II-B Ending Pool Balance     33,427,844.39
                                Total Beginning Pool Balance      646,347,251.19
                                Total Ending Pool Balance         638,529,196.03

Sec. 4.03(a)(vi)  Servicing Fee

                                Group I Servicing Fee                 180,121.90
                                Group II-A Servicing Fee               74,744.07
                                Group II-B Servicing Fee               14,445.38

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included in
                                  Current Distribution                      0.00
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                  Outstanding                               0.00

                                Group II-A Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group II-A Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group II-A Recouped Advances From
                                  Liquidations                              0.00

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          Equity One Mortgage Pass-Through Certificates Series 2004-3
                                August 25, 2004
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                                Group II-A Aggregate Amount of Advances
                                  Outstanding                               0.00

                                Group II-B Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group II-B Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-B Recouped Advances From
                                  Liquidations                              0.00
                                Group II-B Aggregate Amount of Advances
                                  Outstanding                               0.00

Section 4.03(a)(ix) A   Group I,Group II-A, and Group II-B Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     50       6,615,619.63            1.54 %
                        31-60 days     80      11,000,559.48            2.57 %
                        61-90 days      4         550,351.58            0.13 %
                         91+days        1         290,000.00            0.07 %
                          Total       135      18,456,530.69            4.31 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days      2       315,397.65              0.18 %
                        31-60 days     59     8,134,373.29              4.61 %
                        61-90 days      7       910,378.05              0.52 %
                         91+days        0             0.00              0.00 %
                          Total        68     9,360,148.99              5.31 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     3        390,440.79              1.17 %
                        31-60 days    12      3,670,567.79             10.98 %
                        61-90 days     0              0.00              0.00 %
                          91+days      0              0.00              0.00 %
                          Total       15      4,061,008.58             12.15 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------


Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B Loans in REO

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          Equity One Mortgage Pass-Through Certificates Series 2004-3
                                August 25, 2004
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                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------


                        Market Value of Group I REO Loans                   0.00
                        Market Value of Group II-A REO Loans                0.00
                        Market Value of Group II-B REO Loans                0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,942,498.06
                                Group II-A Three Largest Loans      1,149,578.64
                                Group II-B Three Largest Loans      1,887,894.95

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-1 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-2 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class B-1 Net WAC Cap Carryover Amounts Due 0.00 Class B-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class B-1 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class B-2 Net WAC Cap Carryover Amounts Due 0.00 Class B-2 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class B-2 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class B-3 Net WAC Cap Carryover Amounts Due 0.00 Class B-3 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class B-3 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance of
                                  Balloon Loans                             0.00
                                Group II-A Aggregate Principal Balance of
                                  Balloon Loans                             0.00
                                Group II-B Aggregate Principal Balance of
                                  Balloon Loans                             0.00

Sec. 4.03 (a)(xv),(xxii)        Realized Losses

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          Equity One Mortgage Pass-Through Certificates Series 2004-3
                                August 25, 2004
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                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00
                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                  Distribution                              0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding Loans
                          (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 6.71 % Group II-A Weighted Average Mortgage Rate 6.80 % Group II-B Weighted Average Mortgage Rate 6.70 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term 340.00 Group II-A Weighted Average Remaining
                                  Term                                    357.00
                                Group II-B Weighted Average Remaining
                                  Term                                    357.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
   (xxii),(xxiii)
                                Overcollateralization Amount        3,564,794.51
                                Overcollateralization Target
                                  Amount                           20,359,938.41
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                           16,795,143.90

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a percentage
                                  of the Original Pool Balance            0.00 %
                                Senior Enhancement Percentage            18.27 %
                                Senior Specified Enhancement Percentage  42.40 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage of
                                  the current Pool Balance                0.27 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under Yield
                          Maintenance Agreement                             0.00

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          Equity One Mortgage Pass-Through Certificates Series 2004-3
                                August 25, 2004
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Sec. 4.03 (a)(xxvii)    Pre-Funded Amount                                   0.00

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